UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2023 (May 25, 2023)

NATIONAL HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13489 (Commission File Number)	52-2057472 (I.R.S. Employer Identification No.)

100 Vine Street Murfreesboro, Tennessee (Address of Principal Executive Offices)		37130 (Zip Code)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.1 par value	NHC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02.         DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously announced in the Current Report Form 8-K dated May 12, 2023, Jeffrey R. Smith, Senior Vice President and Treasurer, announced his intent to retire from the Company effective on May 31, 2023. On May 25, 2023, the Board of Directors of the Company determined that the material responsibilities of Mr. Smith, as Senior Vice President and Treasurer, will be combined with the responsibilities of Brian F. Kidd, who serves as Senior Vice President, Controller, and Principal Accounting Officer, effective May 31, 2023. In addition, Mr. Kidd’s title will change to “Senior Vice President and Chief Financial Officer” effective May 31, 2023.

Brian F. Kidd joined the Company in 2008. Prior to being promoted to Senior Vice President, Controller and Principal Accounting Officer in 2017, Mr. Kidd served as Vice President of Financial Reporting and Director of Financial Reporting. His responsibilities at NHC have included overseeing and reviewing all aspects of internal and external financial reporting, which includes compliance and monitoring of Generally Accepted Accounting Principles and SEC requirements. Mr. Kidd also oversees federal and state tax compliance and Sarbanes-Oxley requirements for NHC. He is active in the community and currently serves on the boards of the Rutherford County Chamber of Commerce, Middle Tennessee State University Foundation Board of Trustees, Middle Tennessee State University Accounting Advisory Board, Murfreesboro Water Resources Board, First National Bank of Middle Tennessee Board of Directors, Regions Bank Middle Tennessee Advisory Board, and the Providence Christian Academy Board of Trustees. Prior to joining NHC, Mr. Kidd was in public accounting for 10 years. Mr. Kidd is a Certified Public Accountant and received his B.S. in Accounting from Middle Tennessee State University in 1998.

The Company does not currently have any employment agreements with its executive officers and does not plan to enter into an employment agreement with Mr. Kidd. No change to his compensation has been approved at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         May 26, 2023

NATIONAL HEALTHCARE CORPORATION

By: /s/Josh A. McCreary
Name: Josh A. McCreary
Title: Senior Vice President, General Counsel, and Secretary